UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)       March 1, 2006

PROQUEST COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3246	36-3580106

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 Eisenhower Parkway, PO Box 1346	48106-1346

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code      (734) 761-4700

Not Applicable

(Former name or former address, if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 1, 2006, ProQuest Company (the “Company”) amended its bylaws to add certain notice procedures and requirements for stockholders to submit director nominations and proposals to be voted upon at a meeting of stockholders, including, without limitation, an amendment to add an advance notice requirement for the nomination of directors and for other stockholder proposals.

The above summary of the amendment to the Company’s bylaws does not purport to be complete and is subject to and qualified in its entirety by reference to a copy of the bylaws of the Company, as amended on March 1, 2006, which is attached as Exhibit 3.1 to this Form 8-K.

ITEM 8.01 OTHER EVENTS.

In order for a stockholder to bring business before the Company’s 2006 annual meeting of stockholders, timely notice must be given to the Secretary of the Company, at the Company’s address of its principal executive offices. To be timely with respect to the 2006 annual meeting of stockholders, such notice must be received at the principal executive offices of the Company by May 1, 2006. Notice of a proposal must include, for each matter, a brief description of the matter to be brought before the meeting; the reasons for bringing the matter before the meeting; and the stockholder’s name, address, the class and number of shares you own, and any material interest you may have in the proposal. Such notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. Such stockholder’s notice with respect to the election of directors shall also set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such stockholder and (ii) the class and number of shares of the Company which are beneficially owned by such stockholder.

These requirements are separate from the requirements a stockholder must meet to have a proposal included in the Company's proxy statement.

This notice requirement should be read in lieu of the notice requirements set forth in the Company’s proxy statement for its 2005 annual meeting of stockholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 3.1: Bylaws of the Company, as amended on March 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROQUEST COMPANY

(Registrant)

DATE March 6, 2006	BY	/s/ Todd Buchardt

Todd Buchardt
Senior Vice President and General Counsel